NATIONS FUND, INC.

                           NATIONS EQUITY INCOME FUND

                          Supplement dated May 15, 1998
                      to Prospectuses dated August 1, 1997

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor B (formerly Investor N) and Investor C Shares for Nations Equity Income Fund are hereby supplemented by deleting the paragraph regarding Eric S. Williams under the heading "How The Funds Are Managed" and inserting in its place the following:

                  The  Equity  Income   Management   Team  of   TradeStreet   is
         responsible  for the  day-to-day  management  of Nations  Equity Income
         Fund.